NUMBER                                                          SHARES
                                PNB FINANCIAL
                                GROUP
SD                                                           SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

       INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA
                                                             CUSIP 693470 10 6

This Certifies that

                                    SAMPLE

is the record holder of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF NO PAR VALUE OF

                              PNB FINANCIAL GROUP

hereinafter designated "the Corporation", transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



                         [PNB FINANCIAL GROUP
                            CORPORATE SEAL]
   CHRISTINE CASTELLANO                                CHAIRMAN OF THE BOARD

        SECRETARY                                      BERNARD E. SCHNEIDER

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM--as tenants in common                                    UNIF TRANS MIN ACT--              Custodian
        TEN ENT--as tenants by the entireties                                                ----------            ----------
        JT TEN --as joint tenants with right of survivorship                                     (Cust)               (Minor)
                 and not as tenants in common                                                under Uniform Transfers to Minors
                                                 Act
                                                                                                          ---------------
                                                                                                               (State)

                              Additional abbreviations may also be used though not in the above list.



    For Value Received,               hereby sell, assign and transfer unto
                       ---------------

    PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
    [____________________________________]


--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          Shares
--------------------------------------------------------------------------
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint
                                                                       Attorney,
------------------------------------------------------------------------
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      --------------------



                               -------------------------------------------------
                               NOTICE: The signature to this assignment must
                                       correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.



Signature Guaranteed:


----------------------------------------------------
THE SIGNATURE SHOULD BE GUARANTEED BY A COMMERCIAL
BANK OR A MEMBER BROKER OF EITHER THE NEW YORK STOCK
EXCHANGE, AMERICAN STOCK EXCHANGE, MIDWEST STOCK
EXCHANGE OR PACIFIC COAST STOCK EXCHANGE.